Execution Copy

SECURITY AGREEMENT

VIASPACE, INC., a Nevada corporation, whose principal place of business and mailing address is 2102 Business Center Drive, suite 130, Irvine, CA 92612 (hereinafter “Debtor”), hereby grants to SUNG HSIEN CHANG (hereinafter sometimes “Noteholder” or “Secured Party”) a continuing security interest in and to, and a lien on, and hereby assigns to Secured Party as collateral, all of the “Collateral”, as defined in Section 2 of this Agreement. In addition, Debtor and Secured Party hereby agree as follows:

1. OBLIGATIONS: The security interest hereby granted shall secure the full, prompt and complete payment and performance of all of the payment obligations of Debtor to pay principal, interest, or other amounts (the “Secured Obligations”) under the Secured Promissory Note dated as of the 14th day of May 2010 issued by Debtor in favor of Noteholder (as the same may be amended, renewed, consolidated, restated or replaced from time to time, the “Secured Note”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Secured Note.

2. COLLATERAL: The collateral in which a security interest is hereby granted comprises all of the assets and property, real and personal, tangible and intangible, of Debtor, whether now owned or existing or hereafter arising or acquired, regardless of where any such property is located, including all of Debtor’s rights, titles and interests in and to the following, whether now owned or existing or hereafter arising or acquired, regardless of where any such property is located, excluding, however, shares of stock or other equity owned by Debtor in Direct Methanol Fuel Cell Corporation (DMFCC) and Ionfinity LLC (all of such assets and all of the below described assets being, collectively, the “Collateral”):

(a) all Accounts, all Inventory, all Equipment, all trademarks, all General Intangibles, and all Investment Property (each as defined in Section 3 of this Agreement);

(b) without limiting the description of the property or any rights or interests in the property described above in this definition of Collateral, all goods, deposit accounts, instruments, chattel paper (including tangible chattel paper and electronic chattel paper), documents, securities, money, cash, letters of credit, letter-of-credit rights, promissory notes, warrants, dividends, distributions, the commercial tort claims listed on Exhibit B attached to this Agreement, contracts, agreements, contract rights and other property owned by Debtor or in which Debtor has any rights or an interest, including those which are now or hereafter in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same, all rights to payment from, and all claims against Secured Party, all as-extracted collateral, leases, lease contracts, lease agreements, and proceeds of a letter of credit;

(c) without limiting the description of the property or any rights or interests in the property described above in this definition of Collateral, all supporting obligations;

(d) without limiting the description of the property or any rights or interests in the property described above in this definition of Collateral, all farm products including all crops grown, growing, or to be grown, and all livestock and the born and unborn offspring thereof;

(e) without limiting the description of the property or any rights or interests in the property described above in this definition of Collateral, all minerals or the like and accounts resulting from sales at the wellhead or minehead, as well as all standing timber which is to be cut and removed under a conveyance or contract for sale; and

(f) all products and cash proceeds and noncash proceeds (including all rents, revenues, issues, and profits arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any and all of the property described above in this definition of Collateral or any interest therein) of any and all of the property described above in this definition of Collateral, and all additions, accessions, attachments, parts, appurtenances and improvements to, replacements and substitutions of, and all supporting obligations for, guaranties of, insurance or condemnation proceeds of, and documents covering, the property described above in this definition of Collateral, all sales of accounts, all tort or other claims against third parties arising out of damage or destruction of property described above in this definition of Collateral, and all property received wholly or partly in trade or exchange for property described above in this definition of Collateral.

3. DEFINITIONS: As used herein, the following capitalized terms will have the following meanings:

(a) “Accounts” means all accounts, accounts receivable, health-care-insurance receivables, credit card receivables, contract rights, instruments, documents, chattel paper, tax refunds from foreign, federal, state or local governments and all obligations in any form including those arising out of the sale or lease of goods or the rendition of services by Debtor; all guaranties, letters of credit and other security and supporting obligations for any of the above; all merchandise returned to or reclaimed by Debtor; and all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above; all winnings in a lottery or other game of chance operated by a governmental unit or entity licensed to operate such game by a governmental unit and all rights to payment therefrom; and all “accounts” as the same is now or hereinafter defined in the Georgia UCC (as hereafter defined).

(b) “Equipment” means all goods (other than Inventory, farm products or consumer goods), machinery, machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs (including each of the items of equipment set forth on any schedule which is either now or in the future attached to Secured Party’s copy of this Agreement), and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, all supplies used or useful in connection therewith, and all “equipment” as the same is now or hereinafter defined in the Georgia UCC.

(c) “General Intangibles” means all general intangibles, choses in action, causes of action, obligations or indebtedness owed to Debtor from any source whatsoever, payment intangibles, software and all other intangible personal property of every kind and nature (other than Accounts) including patents, trademarks, trade names, service marks, copyrights, patent applications, trademark or service mark applications, copyright applications and goodwill, trade secrets, licenses, franchises, rights under agreements, tax refund claims, insurance refunds, insurance refund claims, pension plan refunds, pension plan reversions, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, the equipment containing any such information, and all “general intangibles” as the same is now or hereinafter defined in the Georgia UCC.

(d) “Inventory” means all goods (other than Equipment, farm products or consumer goods), supplies, wares, merchandises and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or lease, or furnished or to be furnished under any contract for service, or used or consumed in business, and also including products of and accessions to inventory, packing and shipping materials, all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and all “inventory” as the same is now or hereinafter defined in the Georgia UCC.

(e) “Investment Property” means all securities, whether certificated or uncertificated, financial assets, security entitlements, securities accounts, commodity contracts or commodity accounts; and all “investment property” as the same is now or hereafter defined in the Georgia UCC; excluding, however, shares of stock or other equity owned by Debtor in Direct Methanol Fuel Cell Corporation (DMFCC) and Ionfinity LLC.

(f) "Trademarks” shall mean all Trademarks used and/or registered by Debtor as set forth in the Schedule attached as Exhibit C.

(g) “Uniform Commercial Code” means the Uniform Commercial Code as adopted in each applicable jurisdiction, as amended or superceded from time to time. The “Georgia UCC” means the Uniform Commercial Code, as adopted in Georgia, as amended or superceded from time to time.

All of the uncapitalized terms contained in this Agreement which are now or hereafter defined in the Georgia UCC will, unless the context expressly indicates otherwise, have the meanings provided for now or hereafter in the Georgia UCC, as such definitions may be enlarged or expanded from time to time by amendment or judicial decision.

4. REPRESENTATIONS AND WARRANTIES: Debtor represents and warrants to Noteholder that the following statements are, and will continue as long as the Note is outstanding or any Secured Obligations unpaid, to be, true:

(a) Debtor is a corporation with its chief executive office and mailing address located at the address set forth on Exhibit A and is organized in the State of Nevada, with an organizational number as set forth on Exhibit A. Debtor further warrants that its exact legal name is set forth in the first paragraph of this Agreement. Debtor’s federal tax identification number is as set forth on Exhibit A. Exhibit A attached to this Agreement lists the location of any and all of the Collateral that consists of documents, equipment, instruments, inventory, or tangible chattel;

(b) Debtor is, and as to any property which at any time forms a part of the Collateral, shall be, the owner of each and every item of the Collateral, or otherwise have the right to grant a security interest in the Collateral, free from any lien or security interest, except for the liens and security interests (i) in favor of Secured Party, (ii) created by Secured Party in his individual capacity against the Collateral, (iii) of which Secured Party has Knowledge as of the Closing, but which are unknown to Debtor or any Affiliate thereof; or (iv) claims asserted by Frank Steele.

(c) Debtor has full right to grant the security interest hereby granted. Debtor shall defend the Collateral and each and every part thereof against all claims of all third parties at any time claiming any of the Collateral or claiming any interest therein adverse to Secured Party except for the lien created by this Agreement and claims by third parties regarding the Collateral to the extent caused by Secured Party in his individual capacity;

(d) as to any Accounts which are or become part of the Collateral, each such Account is a valid Account and that no such Account shall be sold, assigned, transferred, discounted, hypothecated, or otherwise subjected to any lien or security interest, and Debtor shall defend such Accounts against all claims of any third party whosoever;

(e) if any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law, Debtor will secure from the lien holder or the party in whose favor it is or, at Secured Party’s option, will become so encumbered a written consent and subordination to the security interest hereby granted or a written disclaimer of any interest in the Collateral, in such form as is acceptable to Secured Party;

(f) all trade names, assumed names, fictitious names and other names used by Debtor during the five year period preceding the date of this Agreement are set forth on Exhibit A, and Debtor has not, during the preceding five year period, except as may be set forth on Exhibit A, acquired any of its assets in any bulk transfer;

(g) except as set forth on Exhibit B, Debtor has no rights, titles or interests in, or with respect to, any investment property, deposit accounts, letters of credit, electronic chattel paper, or any instruments, including promissory notes, except checks received in the ordinary course of business in payment of Accounts.

5. DEBTOR’S RESPONSIBILITIES:

(a) Until the Secured Obligations are fully paid, performed and satisfied and this Agreement is terminated, Debtor will:

(i) furnish to Secured Party in writing upon Secured Party’s reasonable request (but if no Event of Default has occurred and is continuing, no more frequently than quarterly) a current list of all Collateral for the purpose of identifying the Collateral and, further, execute and deliver such supplemental instruments, in the form of assignments or otherwise, as Secured Party shall reasonably request for the purpose of confirming and perfecting Secured Party’s security interest in any or all of the Collateral, or as is reasonably necessary to provide Secured Party with control over the Collateral or any portion thereof;

(ii) at its expense and upon request of Secured Party (but if no Event of Default has occurred and is continuing, no more frequently than quarterly), furnish copies of invoices issued by Debtor in connection with the Collateral, furnish certificates of insurance evidencing insurance on the Collateral in accordance with the Secured Note, furnish proof of payment of taxes and assessments on the Collateral, make available to Secured Party any and all of Debtor’s books, records, written memoranda, correspondence, purchase orders, invoices and other instruments or writings that in any way evidence or relate to the Collateral;

(iii) maintain all Inventory in good and salable condition exclusive of slow-moving, obsolete or damaged Inventory for which reserves or write-downs have been made on Debtor’s books and records in the ordinary course of business and will handle, maintain and store the Collateral in a safe and careful manner in material compliance with all applicable laws, rules, regulations, ordinances and governmental orders;

(iii) notify Secured Party promptly in writing of any information which Debtor has or may receive which might in any way materially adversely affect the value of the Collateral or the rights of Secured Party with respect thereto;

(iv) notify Secured Party at least fifteen days in advance in writing of any change in Debtor’s (A) chief executive office, principal place of business, or other places of business, or the opening of any new places of business, (B) exact legal name as set forth in the first paragraph of this Agreement, (C) names from those set forth on Exhibit A, or (D) the adoption by Debtor of trade names, assumed names or fictitious names;

(v) pay all costs of filing any financing, continuation or termination statements with respect to the security interest created hereby;

(vii) pay all expenses and reasonable attorneys’ fees of Secured Party incurred by Secured Party in the exercise (including enforcement) of any of Secured Party’s rights or remedies under this Agreement or applicable law; and Debtor agrees that said expenses and fees shall constitute part of the Secured Obligations and be secured by the Collateral;

(viii) maintain possession of all tangible Collateral at the locations set forth on Exhibit A and not remove the Collateral from those locations (except for Inventory in transit, sales of Inventory, permitted use of other Collateral and proceeds thereof in the ordinary course of business and disposal of Equipment [as permitted by the Transaction Documents]) without giving Secured Party at least 15 days prior notice of such action and complying with the other terms of this Agreement; provided that such location is within the [continental United States];

(ix) promptly notify Secured Party in writing of any contract with respect to which the account debtor is (A) a United States Account Debtor, (B) any state, city, county or other governmental authority (other than a United States Account Debtor) or any department, agency or instrumentality of any of them, or any foreign government or instrumentality thereof, if at any time, the account debtor owes Debtor, in the aggregate, in excess of $20,000, or (C) a business which is located in a foreign country;

(vi) take any other and further action reasonably necessary or desirable as requested by Secured Party to grant Secured Party control over the Collateral, including the execution and/or authentication of any assignments or third party agreements; upon and during the continuation of an Event of Default, to obtain delivery of the Collateral to the possession of Secured Party; or to obtain acknowledgments of the lien of Secured Party from third parties in possession of any Collateral. Debtor agrees to consent to and authorize any third party in an authenticated record or agreement between Debtor, Secured Party, and the third party, including depository institutions, securities intermediaries, and issuers of letters of credit or other supporting obligations to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof, and to enter into agreements with Secured Party regarding same, without further consent of Debtor;

(xi) if Debtor shall at any time hold or acquire a commercial tort claim, promptly notify Secured Party in a writing signed by Debtor of the particulars thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party;

(xii) deliver to Secured Party, promptly on Secured Party’s request, any instrument (whether negotiable or non-negotiable) or any chattel paper that evidences any amount payable under or in connection with any of the Collateral, which, in each instance, is duly indorsed to Secured Party in a manner acceptable to it, to be held as Collateral pursuant to this Agreement;

(xiii) not, without the prior written consent of Secured Party, change the form of or the jurisdiction of Debtor’s organization;

(xiv) not back date, post date or redate any invoice issued by Debtor with respect to any Account; and

(xv) on Secured Party’s request, deliver to Secured Party any and all evidences of ownership of the Collateral, including any certificates of title and applications for title pertaining to Debtor’s motor vehicles so that Secured Party may cause its security interest and lien to be noted on such certificates of title. Debtor will not permit any of the Equipment to become an accession to other personal property not constituting part of the Collateral.

(b) To protect, perfect, or enforce, from time to time, Secured Party’s rights or interests in the Collateral, Secured Party may, in its discretion (but without any obligation to do so), (i) discharge any liens or security interests (other than those created by this Agreement) at any time levied or placed on the Collateral, (ii) pay any insurance to the extent Debtor has failed to timely pay the same, (ii) maintain guards, if an Event of Default has occurred and is continuing, (A) at Debtor’s chief executive offices or (B) where any Collateral constituting documents, equipment, instruments, inventory, or tangible chattel paper with a value in excess of $10,000 is located, and (iv) obtain any record from any service bureau and pay such service bureau the cost thereof. All costs and expenses incurred by Secured Party in exercising its discretion under this subparagraph (b) will be part of the Secured Obligations, payable on Secured Party’s demand and secured by the Collateral.

(c) Debtor shall remain liable under any contracts and agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, and Secured Party shall not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

6. ACCOUNTS:

(a) Debtor hereby agrees that Secured Party may, upon the occurrence and during the continuation of an Event of Default, serve written notice on Debtor instructing Debtor to deliver to Secured Party all subsequent payments on Accounts which Debtor shall do until notified otherwise.

(b) Secured Party may, upon the occurrence and during the continuation of an Event of Default, notify the account debtor(s) of its security interest and instruct such account debtor(s) to make further payments on Accounts to Secured Party instead of to Debtor.

(c) Secured Party may also, at any time and from time to time, in its own name or in the name of others, periodically communicate with Debtor’s account debtors and other obligors to verify with them, to Secured Party’s satisfaction, the existence, amount and terms of any sums owed by such account debtors or other obligors to Debtor and the nature of any such account debtor’s or other obligor’s relationship with Debtor. In addition, Secured Party may also, upon the occurrence or during the continuation of an Event of Default, communicate with Debtor’s customers to verify with them, to Secured Party’s satisfaction, the existence and the nature of any such customer’s relationship with Debtor.

(d) Secured Party may, upon the occurrence and during the continuation of an Event of Default, serve written notice upon Debtor that all subsequent billings or statements of account rendered to any account debtor shall bear a notation directing the account debtor(s) to make payment directly to Secured Party. Any payment received by Secured Party pursuant to this Section shall be retained in a separate non-interest-bearing account as security for the payment of all Secured Obligations.

7. POWER OF ATTORNEY: Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act with respect to the Collateral in any transaction, legal proceeding, or other matter in which Secured Party is acting pursuant to this Agreement. Debtor: (i) specifically authorizes Secured Party as its true and lawful attorney in fact to execute and/or authenticate on its behalf and/or file financing statements reflecting its security interest in the Collateral and any other documents reasonably necessary or desirable to perfect or otherwise further the security interest granted herein; (ii) specifically authorizes Secured Party to act as its true and lawful attorney in fact to execute and/or authenticate any third party agreements or assignments to grant Secured Party control over the Collateral, including third party agreements between Debtor, Secured Party, and depository institutions, securities intermediaries, and issuers of letters of credit or other supporting obligations which third party agreements direct the third party to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof, such power of attorney to be exercised after the occurrence and during the continuation of an Event of Default or after Debtor’s failure to so execute and/or authenticate after Secured Party’s request therefor after the occurrence and during the continuation of an Event of Default; and (iii) specifically authorizes Secured Party, upon the occurrence and during the continuation of an Event of Default, to issue, without further consent of Debtor, all (a) instructions to any bank at which any deposit account is maintained with respect to all existing or future funds held in such deposit account and (b) exclusive entitlement orders to all securities intermediaries with respect to all existing or future investment property held in any securities account maintained by such securities intermediary. Debtor recognizes and agrees that this power of attorney is a power coupled with an interest and shall be irrevocable. Debtor ratifies and confirms all actions taken by the Secured Party or its agents pursuant to this power of attorney.

8. DEFAULT: If an Event of Default occurs and is continuing, then, in any such event, Secured Party may, without further notice to Debtor, at Secured Party’s option, take all actions permitted under the Secured Note. In addition, Secured Party may resort to the rights and remedies available at law, in equity and under the Transaction Documents, including the rights and remedies of a secured party under the Uniform Commercial Code, including the right (i) to enter any premises of Debtor, with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral; (ii) to ship, reclaim, recover, store, finish, maintain and repair the Collateral; and (iii) to sell the Collateral at public or private sale in a manner that complies in all material respects with all applicable laws, and Debtor will be credited with the net proceeds of such sale, after payment in full of all Obligations, only when they are actually received by Secured Party; any requirement of reasonable notice of any disposition of the Collateral will be satisfied if such notice is sent to Debtor 10 days prior to such disposition. Debtor will, upon request, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Secured Party. Moreover, Secured Party may, without notice to Debtor, apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies under this Agreement and, as applicable, Secured Note and the other Transaction Documents in order to manage, protect, preserve, and sell and otherwise dispose of all or any portion of the Collateral and/or continue the operation of the business of Debtor, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations until a sale or other disposition of such Collateral is finally made and consummated. Secured Party may use, in connection with any assembly or disposition of the Collateral, any trademark, tradename, tradestyle, copyright, patent right, trade secret or technical process used or utilized by Debtor. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement, the Secured Note or now or hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default will be deemed to be a waiver of any subsequent Event of Default. Moreover, Debtor acknowledges and agrees that Secured Party shall have no obligation to, and Debtor hereby waives to the fullest extent permitted by law any right that it may have to require Secured Party to, (a) clean up or otherwise prepare any of the Collateral for sale, (b) pursue any third party to collect any of the Obligations, or (c) exercise collection remedies against any third party obligated on the Collateral. Secured Party’s compliance with applicable local, state or federal law requirements, in addition to those imposed by the Uniform Commercial Code, in connection with a disposition of any or all of the Collateral will not be considered to adversely affect the commercial reasonableness of any disposition of any or all of the Collateral under the Uniform Commercial Code.

9. GENERAL PROVISIONS:

(a) All rights of Secured Party shall inure to the benefit of its successors, assigns and affiliates and all obligations of Debtor shall bind the successors and assigns of Debtor.

(b) This Agreement, the Secured Note and the other Transaction Documents contain the entire agreement of the parties with respect to the subject matter of this Agreement and supercede all previous understandings and agreements relating to the subject matter hereof, and no oral agreement whatsoever, whether made contemporaneously herewith or hereafter shall amend, modify or otherwise affect the terms of this Agreement.

(c) All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the local laws of the State of Georgia (without regard to Georgia conflicts of law principles).

(d) If any provision of this Agreement is found invalid by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining provisions of this Agreement.

(e) Debtor hereby authorizes Secured Party to file a copy of this Agreement as a financing statement with government authorities necessary to perfect Secured Party’s security interest in the Collateral. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as all assets of Debtor, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and (B) as being of an equal or lesser scope or with greater detail, and (ii) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to correct or complete, or to cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming Debtor as debtor and Secured Party as secured party. Secured Party is hereby authorized to give notice to any creditor, landlord or any other person as may be necessary or desirable under applicable laws to evidence, protect, perfect, or enforce the security interest granted to Secured Party in the Collateral.

(f) Secured Party shall have no duty of care with respect to the Collateral except that Secured Party shall exercise reasonable care with respect to the Collateral in Secured Party’s custody. Secured Party shall be deemed to have exercised reasonable care if (A) such property is accorded treatment substantially equal to that which Secured Party accords its own property or (B) Secured Party takes such action with respect to the Collateral as Debtor shall reasonably request in writing. Secured Party will not be deemed to have, and nothing in this subparagraph (g) may be construed to deem that Secured Party has, failed to exercise reasonable care in the custody or preservation of Collateral in its possession merely because either (1) Secured Party failed to comply with any request of Debtor or (2) Secured Party failed to take steps to preserve rights against any third party in such property. Debtor agrees that Secured Party has no obligation to take steps to preserve rights against any prior parties.

(g) Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Secured Note. The definition of any document, instrument or agreement includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof. All schedules, exhibits or other attachments to this Agreement are incorporated into, and are made and form an integral part of, this Agreement for all purposes. As used in this Agreement, “hereunder,” “herein,” “hereto,” “this Agreement” and words of similar import refer to this entire document; “including” is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by Debtor is to be taken promptly, unless the context clearly indicates the contrary.

(h) The transactions contemplated in this Security Agreement shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of Georgia, without regard to the conflicts of laws principals thereof. Debtor irrevocably submits to the exclusive jurisdiction of the courts of the State of Georgia located in the County of Cobb and the United States District Court in and for the Northern District of Georgia for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Security Agreement and the transactions contemplated thereby. Borrower irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court, irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts, and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS SECURITY AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

This Security Agreement (as used hereinabove, this “Agreement”) is made and dated as of the 14th day of May 2010.

VIASPACE, INC.	SUNG HSIEN CHANG
By:	By:

Name: Title:

(a)

EXHIBIT A

Debtor’s Organizational Identification

VIASPACE Inc. incorporated in Nevada

Debtor’s Federal Tax Identification Number:

76-0742386

Debtor’s Chief Executive Office and Mailing Address:

VIASPACE Inc.
2102 Business Center Dr., Suite 130
Irvine, CA 92612

Debtor’s Offices or Locations Where any Collateral is Located:

VIASPACE Inc.
2102 Business Center Dr., Suite 130
Irvine, CA 92612

Trade Names, Assumed Names and Fictitious Names:

A. Currently in Use

None

B. Used During Last Five Years but not Currently in Use

None

Assets Acquired in Bulk Transfer:

Section 1.01

None

EXHIBIT B

Commercial Tort Claims:
None

Investment Property:

1.	Common and Preferred Stock in Direct Methanol Fuel Cell Corporation

2.	Membership Interests in Ionfinity LLC

3.	Common Stock in VIASPACE Green Energy, Inc.

4.	Merrill Lynch Bank Account at Merrill Lynch, 4141 Inland Empire Blvd., Ontario, CA 91764

Electronic Chattel Paper:
None

Instruments:
None

Deposit Accounts:
Merrill Lynch
4141 Inland Empire Blvd.
Ontario, CA 91764

Other Accounts used in operations

Letters of Credit:
None

EXHIBIT C

Trademarks

“VIASPACE”